                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                          LUCENT TECHNOLOGIES INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[COVER ART HERE]

                             ***PRELIMINARY COPY***

HOW TO VOTE

    YOUR VOTE IS IMPORTANT. MOST SHAREOWNERS HAVE A CHOICE OF VOTING OVER THE INTERNET, BY TELEPHONE OR BY USING A TRADITIONAL PROXY CARD. PLEASE REFER TO YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU.

ELECTRONIC ACCESS TO PROXY STATEMENT

    MOST SHAREOWNERS CAN VIEW FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET RATHER THAN RECEIVING PAPER COPIES IN THE MAIL. PLEASE REFER TO THE PROXY STATEMENT AND YOUR PROXY CARD FOR FURTHER INFORMATION.

REDUCE MULTIPLE MAILINGS

    IF YOU ARE A SHAREOWNER OF RECORD AND HAVE MORE THAN ONE ACCOUNT IN YOUR NAME OR THE SAME ADDRESS AS OTHER SHAREOWNERS OF RECORD, YOU CAN AUTHORIZE THE COMPANY TO DISCONTINUE MAILINGS OF MULTIPLE ANNUAL REPORTS. IF YOU ARE A SHAREOWNER OF RECORD VOTING OVER THE INTERNET OR BY TELEPHONE, TO DISCONTINUE FUTURE MAILINGS OF DUPLICATE ANNUAL REPORTS, FOLLOW THE INSTRUCTIONS PROVIDED AFTER YOU VOTE.

                             ***PRELIMINARY COPY***

                            LUCENT TECHNOLOGIES INC.

                              600 MOUNTAIN AVENUE
                         MURRAY HILL, NEW JERSEY 07974
             -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
             -----------------------------------------------------

TIME........................  February 16, 2000
PLACE.......................  XXXX

ITEMS OF BUSINESS...........  (1) To elect two members of the Board of
                                  Directors, whose terms are described
                                  in the proxy statement.
                              (2) To approve an amendment to the
                                  certificate of incorporation to
                                  increase the number of authorized
                                  common shares.
                              (3) To transact such other business,
                                  including consideration of shareowner
                                  proposals, as may properly come
                                  before the meeting and any
                                  adjournment thereof.

RECORD DATE.................  Holders of Lucent common stock of record at the close of business on December 21,
                              1999 are entitled to vote at the meeting.

ANNUAL REPORT...............  The company's 1999 annual report, which is not a part of the proxy soliciting
                              material, is enclosed.

PROXY VOTING................  It is important that your shares be represented and voted at the meeting. You
                              can vote your shares by completing and
                              returning the enclosed proxy card. Most
                              shareowners can also vote their shares
                              over the Internet or by telephone. If
                              Internet or telephone voting is available
                              to you, voting instructions are printed
                              on the proxy card sent to you. You can
                              revoke a proxy at any time prior to its
                              exercise at the meeting by following the
                              instructions in the accompanying proxy
                              statement.

                                       PAMELA F. CRAVEN
                                       Vice President-Law
                                       and Secretary
December 21, 1999

                               TABLE OF CONTENTS
           ----------------------------------------------------------

                                                                PAGE
                                                              --------
PROXY STATEMENT.............................................      1
  Proxies and Voting Procedures.............................      2
  Shareowners Entitled to Vote..............................      3
  Required Vote.............................................      4
  Multiple Copies of Annual Report to Shareowners...........      4
  Electronic Access to Proxy Materials and Annual Report....      5
  Cost of Proxy Solicitation................................      5
  Shareowner Communications.................................      6
  Shareowner Account Maintenance............................      6

GOVERNANCE OF THE COMPANY...................................      6
  Committees of the Board of Directors......................      6
  Compensation of Directors.................................      7
  Compensation Committee Interlocks and Insider
    Participation...........................................      9
  Relationship with Independent Public Accountants..........      9
  Section 16(a) Beneficial Ownership Reporting Compliance...     10

ELECTION OF DIRECTORS.......................................     10
  Nominees for Term Expiring in 2003........................     11
  Directors Whose Terms Will Expire in 2001.................     12
  Directors Whose Terms Will Expire in 2002.................     13

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS.................     14

DIRECTORS' PROPOSAL.........................................     15

SHAREOWNER PROPOSALS........................................     17

EXECUTIVE COMPENSATION......................................     18
  Board Compensation Committee Report on Executive
    Compensation............................................     18
  Performance Graph.........................................     19
  Summary Compensation Table................................     20
  Option Grants in Last Fiscal Year.........................     21
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
    Year-End Values.........................................     21
  Pension Plans.............................................     22
  Executive Employment Agreements...........................     22

OTHER MATTERS...............................................     23

                             ***PRELIMINARY COPY***

Lucent Technologies Inc.
Executive Offices
600 Mountain Avenue
Murray Hill, New Jersey 07974

                                                                          [LOGO]

                                PROXY STATEMENT
           ----------------------------------------------------------

    We are providing these proxy materials in connection with the solicitation by the Board of Directors of Lucent Technologies Inc., of proxies to be voted at the company's 2000 Annual Meeting of Shareowners and at any meeting following adjournment thereof.

    You are cordially invited to attend the annual meeting on February 16, 2000, beginning at XX:XX a.m. Shareowners will be admitted beginning at XX:XX a.m. The meeting will be held in XXXX. The location is accessible to handicapped persons and we will provide wireless headsets for hearing amplification upon request.

    You will need an admission ticket to enter the meeting. If you are a shareowner of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the meeting in person, please retain the admission ticket.

    If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the meeting in person, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a bank or brokerage account statement, to our transfer agent, The Bank of New York, Church Street Station, P.O. Box 11009, New York, NY 10286. If you arrive at the meeting without an admission ticket, we will admit you if we are able to verify that you are a Lucent shareowner.

    Lucent's fiscal year begins on October 1 and ends September 30. References in this proxy statement to the year 1999 or fiscal 1999 refer to the twelve-month period from October 1, 1998 through September 30, 1999.

    We are mailing this proxy statement and accompanying forms of proxy and voting instructions to holders of the company's common stock on December 21, 1999, the record date for the meeting.

PROXIES AND VOTING PROCEDURES

    YOUR VOTE IS IMPORTANT. Because many shareowners cannot attend the meeting in person, it is necessary that a large number be represented by proxy. Most shareowners have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for shareowners of record will close at 12:01 a.m. E.S.T. on February 16, 2000.

    You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the meeting. By providing your voting instructions promptly, you may save the company the expense of a second mailing.

    The Internet and telephone voting procedures are designed to authenticate shareowners by use of a control number and to allow you to confirm that your instructions have been properly recorded.

    The method by which you vote will in no way limit your right to vote at the meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the meeting.

    All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A MATTER, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

    If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the meeting.

SHAREOWNERS ENTITLED TO VOTE

    Shareowners at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

    On October 1, 1999, there were 3,071,784,797 shares of common stock outstanding. Each share is entitled to one vote on each matter properly brought before the meeting.

    FOR BUYDIRECT-SM- PARTICIPANTS: If you are a participant in the BuyDIRECT dividend reinvestment and stock purchase plan, common shares held in your BuyDIRECT account are included on, and may be voted using, the proxy card sent to you. The plan's administrator is the shareowner of record of your plan shares and will not vote those shares unless you provide it with instructions, which you can do over the Internet, by telephone or by mail using the proxy card sent to you.

    FOR LUCENT PLAN PARTICIPANTS: If you are a participant in the Lucent INS 401(k) Plan, Lucent Long Term Savings Plan for Management Employees, Lucent Long Term Savings and Security Plan, Lucent Retirement Savings Plan, Lucent Employee Stock Purchase Plan, Lucent Long Term Savings and Security Employee Stock Ownership Trust, or Lucent Employee Stock Ownership Plan, you will receive one proxy card for all shares you own through those plans or in an Employee Stock Purchase Plan account. That proxy card will serve as a voting instruction card for the trustees or administrators of those plans, where all accounts are registered in the same name. If you own shares through these plans or in an Employee Stock Purchase Plan account and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under each plan and shares held in an Employee Stock Purchase Plan account will be voted in accordance with normal brokerage industry practices.

    If you hold Lucent stock through any other company's stock purchase or savings plan, you will receive voting instructions from that plan's administrator. Please sign and return those instructions promptly to assure that your shares are represented at the meeting.

    In accordance with Delaware law, a list of shareowners entitled to vote at the meeting will be available at the location of the annual meeting on February 16, 2000, and for 10 days prior to the meeting, between the hours of 9 a.m. and 4 p.m. at the location of the annual meeting.

-SM- BuyDIRECT is a service mark of
 The Bank of New York

REQUIRED VOTE

    The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of Directors is necessary to constitute a quorum at the meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

    A plurality of the votes duly cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

    The affirmative vote of the holders of a majority of the outstanding common shares entitled to vote is required to approve the Directors' proposal to increase the number of authorized common shares. The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote is required to approve the shareowner proposals. An abstention is counted as a vote against the Directors' proposal and the shareowner proposals. A broker "non-vote" is counted as a vote against the Directors' proposal and is not counted for purposes of approving the shareowner proposals.

MULTIPLE COPIES OF ANNUAL REPORT TO SHAREOWNERS

    If you received more than one copy of our 1999 annual report and wish to reduce the number of reports you receive and save Lucent the cost of producing and mailing these reports, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s), or follow the instructions provided when you vote over the Internet or by telephone.

    At least one account at your address must continue to receive annual reports, unless you elect to view future annual reports and proxy statements over the Internet. Mailing of dividends, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of the annual report. To discontinue or resume the mailing of an annual report for an account, please call the Lucent Shareowner Services toll-free number, 1-888-LUCENT6. If you own Lucent stock through a bank, broker or other holder of record and receive more than one Lucent Annual Report, contact the holder of record to eliminate duplicate mailings.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

    This proxy statement and the 1999 annual report are available on Lucent's Internet site at HTTP://WWW.XXXX.COM. Most shareowners can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

    If you are a shareowner of record, you can choose this option and save the company the cost of producing and mailing these documents by checking the appropriate box on your proxy card or by following the instructions provided if you vote over the Internet or by telephone. You can also choose between paper documents and electronic access by calling the Lucent Shareowner Services toll-free number, 1-888-LUCENT6.

    If you choose to view future proxy statements and annual reports over the Internet, that choice will remain in effect until you call the Lucent Shareowner Services toll-free number and tell us otherwise. You do not have to elect Internet access each year.

    If you hold your Lucent stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

    If you are a shareowner of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address of those materials.

    Most shareowners who hold their Lucent stock through a bank, broker or other holder of record and who elect electronic access will receive an e-mail next year containing the Internet address to use to access Lucent's proxy statement and annual report.

COST OF PROXY SOLICITATION

    Lucent will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the company by Directors, officers or employees of the company in person or by telephone, facsimile or other electronic means. We have engaged the firm of Morrow & Co., Inc. to assist us in the distribution and solicitation of proxies. We have agreed to pay Morrow & Co. Inc. a fee of $17,000 plus expenses for these services.

    In accordance with the regulations of the Securities and Exchange Commission and the New York Stock Exchange, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Lucent stock.

SHAREOWNER COMMUNICATIONS

    You can obtain a transcript of the meeting by writing to Shareowner Meeting Transcript Requests, 600 Mountain Avenue, Room 3C-515, Murray Hill, New Jersey 07974.

    As a shareowner, your comments pertaining to any aspect of company business are welcome. Space is provided for this purpose on the proxy card given to shareowners of record. Although shareowner comments are not answered on an individual basis, they do assist us in understanding the concerns of shareowners.

SHAREOWNER ACCOUNT MAINTENANCE

    Our transfer agent is The Bank of New York. All communications concerning accounts of shareowners of record, including address changes, name changes, inquiries as to requirements to transfer Lucent stock and similar issues, can be handled by calling the Lucent Shareowner Services toll-free number, 1-888-LUCENT6. For other company information, you can visit Lucent's Internet site at HTTP://WWW.LUCENT.COM.

                           GOVERNANCE OF THE COMPANY
           ----------------------------------------------------------

    Pursuant to the Delaware General Corporation Law and the company's by-laws, Lucent's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed of the company's business through discussions with the Chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

    During fiscal 1999, the Board held twelve meetings and the committees held a total of 10 meetings. The average attendance in the aggregate of the total number of Board and committee meetings was 98%.

COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 1999, the Board of Directors had two ongoing committees: an Audit and Finance Committee and a Corporate Governance and Compensation Committee.

    The Audit and Finance Committee meets with management periodically to consider the adequacy of the company's internal controls and the objectivity of its financial reporting. The committee also meets with the independent auditors and with appropriate company financial personnel and internal auditors regarding these matters. Both the independent auditors and the internal auditors regularly meet privately with the committee and have unrestricted access to the committee. The Audit and Finance Committee recommends to the Board the appointment of the independent auditors. The Audit and Finance Committee reviews the company's financing plans and reports recommendations to the full Board for approval and to authorize action. The committee has a written charter. The members of the committee have reviewed the charter and believe that the committee complied with the charter in fiscal 1999. The Audit and Finance Committee met five times in fiscal 1999.

    The functions of the Corporate Governance and Compensation Committee include: recommending to the full Board nominees for election as Directors of the company, making recommendations to the Board from time to time as to matters of corporate governance, administering management incentive compensation plans, establishing the compensation of officers and reviewing the compensation of Directors. The committee will consider qualified candidates for Director suggested by shareowners in written submissions to Lucent's Corporate Secretary. The Corporate Governance and Compensation Committee met five times in fiscal 1999.

    Under Lucent's by-laws, nominations for Director may be made only by the Board or a Board committee, or by a shareowner entitled to vote who delivers notice to the Corporate Secretary of the company not less than 45 days nor more than 75 days prior to the first anniversary of the record date for the preceding year's annual meeting. For Lucent's annual meeting in the year 2001, we must receive this notice on or after October 7, 2000, and on or before November 6, 2000.

    You can obtain a copy of the full text of the by-law provision discussed above by writing to the Corporate Secretary, 600 Mountain Avenue, Room 3C-515, Murray Hill, New Jersey 07974.

COMPENSATION OF DIRECTORS

    Each non-employee Director receives annually a retainer of $100,000 and an option to purchase 5,000 shares of Lucent stock. The Chairman of each committee described in the previous section receives an additional retainer of $10,000. Directors may elect to receive between 50% and 100% of their retainer in Lucent stock or an option to purchase Lucent stock or a combination of stock and an option. Any remainder will be paid in cash. Any option elected will enable the Director to purchase a number of shares equal to three times the number of shares that could have been purchased with the portion of the retainer elected to be received as an option. The exercise price per share under the option will be the fair market value of a share on the date of grant. Options will generally become exercisable on the six-month anniversary of the date of grant and have a 10-year term.

    Under the company's Deferred Compensation Plan, non-employee Directors may defer all or a portion of their cash and stock compensation to a deferred compensation account. Deferred compensation plan accounts have two components. The first is a Lucent stock portion. The second is a cash portion. Directors can defer receipt of cash retainers to either portion of their accounts. The stock portion of a retainer can be deferred only to the Lucent stock portion of an account. The value of the Lucent stock portion of an account fluctuates based on changes in the price of Lucent stock. Dividend equivalents are credited on the Lucent stock portion of accounts. The cash portion of an account earns interest, compounded quarterly at an annual rate equal (a) to 120% of the average interest rate for 10-year U.S. Treasury notes for the previous quarter, in the case of deferrals after October 1, 1997, and (b) to the average interest rate for 10-year U.S. Treasury notes for the previous quarter plus 5%, in the case of deferrals on or before that date. Interest rates for deferrals to the cash account may be revised by the Board.

    All distributions from the Lucent stock portion of an account will be made in Lucent stock, unless the company decides otherwise. In the event of a Potential Change in Control, as defined in the plan, the plan will be supported by a benefits protection grantor trust, the assets of which will be subject to the claims of the company's creditors.

    Lucent also maintains a general insurance policy that provides non-employee Directors with travel accident insurance when on company business. An individual who became a non-employee director before 1999 may purchase life insurance under a company program pursuant to which the company will pay a portion of the premium. The amount paid by the company is to be returned to the company no later than following the death of the individual. This benefit will continue after the non-employee Director's retirement from the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In fiscal 1999, all of our independent Directors served on the Corporate Governance and Compensation Committee. Franklin A. Thomas was the Chairman of the committee. The other committee members were: Paul A. Allaire, Carla A. Hills, Drew Lewis, Paul H. O'Neill, Donald S. Perkins and John A. Young. Patricia F. Russo, Executive Vice President and CEO, Service Provider Networks, is a director of Xerox Corporation, of which Mr. Allaire is currently Chairman of the Board. During fiscal 1999, Mrs. Russo was also a member of the Executive Compensation and Benefits and Nominating Committees of Xerox.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendation of the Audit and Finance Committee, the Board has reappointed PricewaterhouseCoopers LLP as the independent public accounting firm to audit our financial statements for the fiscal year beginning October 1, 1999.

    Representatives of PricewaterhouseCoopers will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Lucent stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that all Securities and Exchange Commission filing requirements applicable to our Directors and executive officers with respect to fiscal 1999 were met.

                             ELECTION OF DIRECTORS
           ----------------------------------------------------------

    The Board of Directors is divided into three classes, currently consisting of three Directors each, whose terms expire at successive annual meetings. Two Directors will be elected at the annual meeting to serve for a three-year term expiring at the Lucent's annual meeting in the year 2003.

    The persons named in the enclosed proxy intend to vote such proxy for the election of each of the two nominees named below, unless you indicate that your vote should be withheld from either or both of them. They will not vote for additional directors. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement.

    THE BOARD OF DIRECTORS HAS PROPOSED THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING:

       CARLA A. HILLS
        DREW LEWIS

    We expect each nominee for election as a Director to be able to serve if elected. If either nominee is unable to serve if elected, proxies will be voted in favor of the remaining nominee. Mr. Donald S. Perkins, a Director of Lucent since 1996, is retiring from the Board. We thank Mr. Perkins for the counsel and business advice that he consistently provided as a Board member.

    The Board of Directors has commenced a search for qualified candidates to fill the vacancy of Mr. Perkins which emphasizes experience in the communications networking industry and ability to help guide the company in the next phase of becoming the pre-eminent communications networking provider. Any candidate elected by the Board will not be elected until after the annual meeting. We recently amended the company's by-laws so that any director elected by the Board must stand for election at the next year's annual meeting. Thus, under the amended by-laws, any candidate elected by the Board to fill the vacancy of Mr. Perkins will stand for election by the shareowners at the 2001 Annual Meeting.

    The principal occupation and certain other information are set forth below regarding the nominees and other Directors whose terms of office will continue after the annual meeting. Information about the share ownership of the nominees and other Directors can be found on page 14.

    NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2003 APPEAR BELOW.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES FOR ELECTION AS DIRECTORS.

        ----------------------------------------------------------------

                      NOMINEES FOR TERMS EXPIRING IN 2003
           ----------------------------------------------------------

                        CARLA A. HILLS, Director of Lucent since 1996.
[PHOTO]                 Chairman and Chief Executive Officer of Hills
                        & Company (international consultants) since
                        1993, United States Trade Representative
                        (1989-1993). Director of American
                        International Group, Inc., Chevron Corp. and
                        Time Warner Inc. Committees: Member of the
                        Corporate Governance and Compensation
                        Committee. Age: 65.
                                 ----------------------------
                        DREW LEWIS, Director of Lucent since 1996.
[PHOTO]                 Retired Chairman of the Board and Chief
                        Executive Officer of Union Pacific Corporation
                        (rail transportation and trucking)
                        (1987-1996). Director of American Express
                        Company, Aegis Communications Group, Inc., FPL
                        Group, Inc., Gannett Co., Inc., Union Pacific
                        Resources Group Inc., Millennium Bank.
                        Committees: Member of the Audit and Finance
                        and Corporate Governance and Compensation
                        Committees. Age: 66.
                                 ----------------------------

----------------------------------------------------------------

                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001
           ----------------------------------------------------------

                        RICHARD A. MCGINN, Chairman of the Board and
[PHOTO]                 Chief Executive Officer of Lucent since 1998,
                        and Chief Executive Officer and President of
                        Lucent (1997-1998). President and Chief
                        Operating Officer of Lucent from 1996 to 1997
                        and Director of Lucent since 1996. Executive
                        Vice President of AT&T and Chief Executive
                        Officer of the AT&T Network Systems Group
                        (1994-1996). Director of Oracle Corporation
                        and American Express Company. Age: 53.
                                 ----------------------------
                        PAUL H. O'NEILL, Director of Lucent since
[PHOTO]                 1996. Chairman of the Board of Alcoa Inc.
                        (production of aluminum) since 1987. Chief
                        Executive Officer of Alcoa Inc. (1987-1999).
                        Chairman of the Rand Corporation. Director of
                        Eastman Kodak Company, the National
                        Association of Securities Dealers, Inc., the
                        Gerald R. Ford Foundation and Manpower
                        Demonstration Research Corporation.
                        Committees: Member of the Audit and Finance
                        and Corporate Governance and Compensation
                        Committees. Age: 64.
                                 ----------------------------
                        FRANKLIN A. THOMAS, Director of Lucent since
[PHOTO]                 1996. Consultant to the TFF Study Group since
                        1996 (a non-profit initiative assisting
                        development in southern Africa). Retired
                        President of The Ford Foundation (1979-1996).
                        Director of Alcoa Inc., Citigroup N.A.,
                        Cummins Engine Company, Inc. and PepsiCo, Inc.
                        Committees: Chairman of the Corporate
                        Governance and Compensation Committee and
                        Member of the Audit and Finance Committee.
                        Age: 65.

        ----------------------------------------------------------------

----------------------------------------------------------------

                   DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002
           ----------------------------------------------------------

                        PAUL A. ALLAIRE, Director of Lucent since
[PHOTO]                 1996. Chief Executive Officer of Xerox
                        Corporation (1991-1999). Chairman of the Board of Xerox Corporation (document processing services and products) since 1991. Director of Sara Lee Corp., SmithKline Beecham p.l.c.,
                        J.P. Morgan & Co. and priceline.com.
                        Committees: Member of the Audit and Finance and Corporate Governance and Compensation
                        Committees. Age: 61.

                                 ----------------------------

                        HENRY B. SCHACHT, Director of Lucent since
[PHOTO]                 1996. Chairman of the Board of Lucent from
                        1996 to 1998. Chief Executive Officer of
                        Lucent from 1996 to 1997. Chairman (1977-1995) and Chief Executive Officer (1973-1994) of
                        Cummins Engine Company, Inc. Director and
                        Senior Advisor, E.M. Warburg, Pincus & Co.,
                        LLC. Director of The Chase Manhattan
                        Corporation and The Chase Manhattan Bank,
                        N.A., Alcoa Inc., Cummins Engine Company,
                        Inc., Johnson & Johnson, Knoll, Inc. and The
                        New York Times Co. Age: 65.

                                 ----------------------------

                        JOHN A. YOUNG, Director of Lucent since 1996.
[PHOTO]                 Vice-Chairman of Novell, Inc. since 1997.
                        Retired President and Chief Executive Officer of Hewlett-Packard Company (manufacturer of measurement and computation products)
                        (1978-1992). Vice Chairman of SmithKline
                        Beecham p.l.c. since 1999. Director of Wells
                        Fargo Bank, Wells Fargo & Co., Chevron Corp.,
                        International Integration Incorporated,
                        SmithKline Beecham p.l.c., Affymetrix, Inc.
                        and Novell, Inc. Committees: Member of the
                        Corporate Governance and Compensation
                        Committee. Age: 67.

                  SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS
           ----------------------------------------------------------

    The following table sets forth information concerning the beneficial ownership of the company's common stock as of October 1, 1999, for: (a) each Director and each of the nominees for Director; (b) the four most highly compensated executive officers who are not also Directors; and (c) the Directors and executive officers as a group. Except as otherwise noted, the named individual or family members had sole voting and investment power with respect to such securities.

                                    COMMON STOCK
                                    AND OPTIONS         OTHER
                                    BENEFICIALLY    COMMON STOCK
              NAME                    OWNED(1)       EQUIVALENTS         TOTAL
---------------------------------  --------------   -------------   ---------------
               (a)
Richard A. McGinn
Paul A. Allaire
Carla A. Hills
Drew Lewis
Paul H. O'Neill
Donald S. Perkins
Henry B. Schacht
Franklin A. Thomas
John A. Young
               (b)
               (c)
Directors and Executive
Officers as a Group (14 persons)

FOOTNOTES

(1) No individual Director or nominee for Director or officer identified above beneficially owns 1% or more of Lucent's outstanding common stock, nor do the Directors and executive officers as a group. The company does not know of any person who beneficially owns more than 5% of the outstanding common stock.

                  DIRECTORS' PROPOSAL TO APPROVE AN AMENDMENT
                      TO THE CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK
           ----------------------------------------------------------

    The Board of Directors believes that it is in the company's best interest to approve a proposal to amend the company's certificate of incorporation to increase the number of shares of common stock the company is authorized to issue from 6 billion to 10 billion.

    As of October 1, 1999, approximately 3.1 billion of Lucent's 6 billion currently authorized common shares were issued and outstanding. Of the remaining authorized shares, approximately 800 million were reserved for issuance in connection with the company's stock-based compensation plans.

    During 1998 and 1999, we effected 2-for-1 stock splits following significant increases in the market price for Lucent stock. In the event the Board determined that it would again be appropriate to effect a stock split, the current number of authorized shares of common stock that are not outstanding or reserved are not sufficient to enable the company to complete another 2-for-1 stock split. Although we cannot guarantee that Lucent's stock price will continue to rise or that the Board would declare a stock split at any specific price or at all, the Board believes that the increase in the number of authorized shares will provide us with the flexibility necessary to maintain a reasonable stock price through future stock splits (effected in the form of a stock dividend) without the expense of a special shareowner meeting or having to wait until the next annual meeting.

    During fiscal 1999, Lucent continued to acquire companies as part of its strategy to broaden its portfolio of product offerings, to augment its technological capabilities and to expand its geographic markets and distribution channels. As part of this strategy, we may acquire additional companies for these and other business reasons. From time to time, we pay for acquisitions with Lucent stock. The Board believes that the proposed increase in the number of authorized shares is desirable to maintain the company's flexibility in choosing how to pay for acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional benefit plans. The Board will determine the terms of any such issuance of additional shares.

    If this proposal is approved, all or any of the authorized shares may be issued without further shareowner action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the shareowners for subscription. The issuance of shares otherwise than on a pro-rata basis to all shareowners would reduce the proportionate interest in the company of each shareowner.

    We have not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the company.

    If this proposal is approved, Section 1 of Article IV of the certificate of incorporation will be amended to read as follows:

    Section 1. The Corporation shall be authorized to issue 10,250,000,000 shares of capital stock, of which 10,000,000,000 shares shall be shares of Common Stock, $.01 par value ("Common Stock"), and 250,000,000 shares shall be shares of Preferred Stock, $1.00 par value ("Preferred Stock").

    We do not have any current plans, agreements or understandings for stock issuances which in the aggregate would involve the use of a number of shares that exceeds the amount currently authorized but unissued.

    The Board has unanimously adopted resolutions setting forth the proposed amendment to the certificate, declaring its advisability and directing that the proposed amendment be submitted to the shareowners for their approval at the annual meeting. If adopted by the shareowners, the amendment will become effective upon filing of an appropriate certificate with the Secretary of State of the State of Delaware.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREOWNERS SPECIFY OTHERWISE IN THEIR PROXIES.

                              SHAREOWNER PROPOSALS
           ----------------------------------------------------------

    Any shareowner who intends to present a proposal at the annual meeting in the year 2001 must deliver the proposal to the Corporate Secretary at 600 Mountain Avenue, Murray Hill, NJ 07974, not later than:

    - August 24, 2000, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934

    - On or after October 7, 2000 and on or before November 6, 2000, if the proposal is submitted pursuant to Lucent's by-laws, in which case we are not required to include the proposal in our proxy materials.

                             EXECUTIVE COMPENSATION
           ----------------------------------------------------------

    THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION
        ----------------------------------------------------------------

                               PERFORMANCE GRAPH
           ----------------------------------------------------------

    The graph below provides an indicator of cumulative total shareowner returns for Lucent as compared with the S&P 500 Stock Index and the S&P Technology Sector Index weighted by market value at each measurement point.

    This graph covers the period of time beginning April 4, 1996, when Lucent's common shares were first traded on the New York Stock Exchange, through September 30, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN (1)  LUCENT   S&P TECHNOLOGY SECTOR  S&P 500 STOCK INDEX
4/4/96            $100.00                $100.00              $100.00
9/30/96           $150.39                $116.61              $105.98
9/30/97           $267.74                $189.39              $148.84
9/30/98           $456.95                $214.40              $162.31
9/30/99           $857.42                $374.69              $207.43

                       APRIL 4,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                         1996         1996            1997            1998            1999
                       --------   -------------   -------------   -------------   -------------
Lucent...............  $100.00       $150.39         $267.74         $456.95         $857.42
S&P Technology
  Sector Index.......  $100.00       $116.61         $189.39         $214.40         $374.69
S&P 500 Stock
  Index..............  $100.00       $105.98         $148.84         $162.31         $207.43

FOOTNOTES

(1) Assumes $100 invested on April 4, 1996, in Lucent stock, the S&P 500 Stock Index and S&P Technology Sector and reinvestment of dividends.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM COMPENSATION
                                        ANNUAL COMPENSATION                     AWARDS                PAYOUTS
                                                              OTHER
        NAME                                                  ANNUAL  RESTRICTED                               ALL OTHER
         AND                                                 COMPEN-     STOCK        SECURITIES       LTIP     COMPEN-
      PRINCIPAL                 SALARY          BONUS         SATION   AWARD(S)       UNDERLYING      PAYOUTS   SATION
      POSITION          YEAR      ($)            ($)           ($)        ($)          OPTIONS          ($)       ($)


                     Explanatory footnotes begin on page XX

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                               ---------------------------------------------------------------
                                             % OF TOTAL
                                NUMBER OF      OPTIONS
                                 SHARES        GRANTED                                GRANT
                               UNDERLYING        TO                                   DATE
                                 OPTIONS      EMPLOYEES    EXERCISE                  PRESENT
                                 GRANTED      IN FISCAL     PRICE     EXPIRATION      VALUE
NAME                               (#)          YEAR        ($/SH)       DATE          ($)
----                           -----------   -----------   --------   ----------   -----------


                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                             NUMBER OF
                                                            SECURITIES
                                                            UNDERLYING              VALUE OF
                                                            UNEXERCISED           IN-THE-MONEY
                                                         OPTIONS AT FISCAL      OPTIONS AT FISCAL
                                                           YEAR END (#)           YEAR END ($)
                            SHARES                       -----------------      -----------------
                           ACQUIRED          VALUE         EXERCISABLE/           EXERCISABLE/
  NAME                  ON EXERCISE (#)   REALIZED ($)     UNEXERCISABLE          UNEXERCISABLE
  ----                  ---------------   ------------   -----------------      -----------------

PENSION PLANS

EXECUTIVE EMPLOYMENT
AGREEMENTS AND OTHER RELATIONSHIPS

                                 OTHER MATTERS
        ----------------------------------------------------------------

    On the date this proxy statement went to press, we did not know of any other matters to be brought before the meeting other than those described in this proxy statement. If any matters properly come before the meeting that are not specifically set forth on the proxy card and in this proxy statement, the persons appointed as proxies will vote on those matters in accordance with their best judgment.

    Whether or not you plan to attend the meeting, please vote over the Internet or by telephone or mark, sign, date and promptly return the proxy sent to you. No postage is required for mailing in the United States.

                                  Richard A. McGinn
                                  Chairman of the Board and
                                  Chief Executive Officer
December 21, 1999

***PRELIMINARY PROXY CARD***

 DETACH PROXY CARD HERE IF YOU ARE NOT VOTING OVER THE INTERNET OR BY TELEPHONE
--------------------------------------------------------------------------------
PROXY CARD                                                                [LOGO]
----------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Richard A. McGinn, Donald K. Peterson and Richard J. Rawson, or any of them as proxies, with full power of substitution, to vote as directed all shares of common stock of Lucent Technologies Inc. the undersigned is entitled to vote at the 2000 Annual Meeting of Shareowners of Lucent Technologies Inc. to be held February 16, 2000. This proxy card also provides voting instructions for Shares held in BUYDIRECT-SM- and, if registrations are identical, shares held in the various employee stock purchase and benefit plans as described in the proxy statement. THIS PROXY AUTHORIZE(S) EACH OF THE PERSONS NAMED ABOVE TO VOTE AT HIS OR HER DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF THIS CARD CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY (OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                    (Continued, and to be signed and dated on the reverse side.)

                                                              LUCENT TECHNOLOGIES INC.
                                                              P.O. BOX 1162
COMMENTS:                                                     NEWARK, NJ 07101-9664
If you have written in the above space, please
mark the comments notification box on the
reverse side.

                                                            **Preliminary Copy**
/ /                                                               **Proxy Card**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND PROPOSAL 2 AND A VOTE "AGAINST" PROPOSALS 3, 4 AND 5.

1. ELECTION OF DIRECTORS--The Board of Directors recommends a vote "FOR" the nominees listed below:

         / /  FOR         / /  WITHHOLD AUTHORITY        / /  EXCEPTIONS

    Nominees:  01--Carla A. Hills                        02--Drew Lewis

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.

Exceptions. ____________________________________________________________________

2. DIRECTORS' PROPOSAL--To Approve an Amendment to the Certificate of Incorporation to Increase Authorized Common Stock.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

/ /  I have included comments, or    / /      I do not wish to receive an     / /      I plan to attend the Annual     / /
     have included a change of                Annual Report for this                   Meeting.
     address.                                 account at this address.

/ /  I agree to access future
     Proxy Statements and Annual
     Reports electronically.

                                      Please sign exactly as name or names
                                      appear on this Proxy. When signing as
                                      attorney, executor, administrator,
                                      trustee, custodian, guardian or
                                      corporation officer, give full title. If more than one trustee, all should sign.

                                      Dated:____________________________________
                                      __________________________________________
                                               Signature of Shareowner

                                      __________________________________________
                                               Signature of Shareowner

                             YOUR VOTE IS IMPORTANT
                          VOTE BY INTERNET / TELEPHONE
                         24 HOURS A DAY, 7 DAYS A WEEK

                                                                       [GRAPHIC]

            INTERNET                         TELEPHONE                            MAIL
            --------                         ---------                            ----
- GO TO THE WEBSITE ADDRESS       - USE ANY TOUCH-TONE TELEPHONE.   - MARK, SIGN AND DATE YOUR PROXY
  LISTED ABOVE.                                                       CARD.

- HAVE YOUR PROXY CARD READY.     - HAVE YOUR PROXY CARD READY.     - DETACH YOUR PROXY CARD.

- ENTER YOUR CONTROL NUMBER       - ENTER YOUR CONTROL NUMBER       - RETURN YOUR PROXY CARD IN
  LOCATED IN THE BOX BELOW.         LOCATED IN THE BOX BELOW.         POSTAGE-PAID ENVELOPE
                                                                      PROVIDED.

- FOLLOW THE SIMPLE INSTRUCTIONS  - FOLLOW THE SIMPLE RECORDED
  THAT APPEAR ON YOUR COMPUTER      INSTRUCTIONS.
  SCREEN.

                              **PRELIMINARY COPY**
                                ADMISSION TICKET
                         ANNUAL MEETING OF SHAREOWNERS
                               FEBRUARY 16, 2000

                       map and directions to be provided